SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  July 7, 2004


                          AMR CORPORATION
      (Exact name of registrant as specified in its charter)


       Delaware                   1-8400                 75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas           76155
  (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)








Item 5.  Other Events

AMR Corporation is filing herewith a press release issued on July 7, 2004 by American Airlines, Inc. as Exhibit 99.1, which is included herein. This press release was issued to report June traffic for American Airlines, Inc.




                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  July 9, 2004

                           EXHIBIT INDEX


Exhibit        Description

99.1      Press Release


                                                  Exhibit 99.1


                               CONTACT: Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Wednesday, July 7, 2004



              AMERICAN AIRLINES REPORTS JUNE TRAFFIC


     FORT WORTH, Texas - American Airlines, the world's largest carrier, reported a June load factor in line with expectations at
79.0 percent. For the month, traffic increased 8.2 percent year over year, while capacity increased 7.9 percent.
     International traffic increased 18.2 percent relative to last year on 19.3 percent more capacity. Domestic traffic increased 4.0 percent year-over-year, with 3.1 percent more capacity.
     American reiterated that despite rising fuel prices, fare levels remain largely unchanged. It said that the limited fare increases that have been implemented to date will have a minimal impact on total system revenue.
     American boarded 8.2 million passengers in June.

     Detailed traffic and capacity data are on the following pages:















                            -- more --

American Airlines Reports June Traffic
July 7, 2004
Page 2



            AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                            JUNE

                                  2004           2003      CHANGE
REVENUE PASSENGER MILES (000)
    SYSTEM                    11,747,832     10,862,481      8.2 %
           D.O.T. DOMESTIC     8,015,136      7,703,820      4.0
           INTERNATIONAL       3,732,696      3,158,660     18.2
           ATLANTIC            1,852,388      1,613,566     14.8
           LATIN AMERICA       1,472,021      1,296,570     13.5
           PACIFIC               408,287        248,525     64.3

AVAILABLE SEAT MILES (000)
    SYSTEM                    14,866,012     13,780,057      7.9 %
           D.O.T. DOMESTIC    10,039,283      9,734,593      3.1
           INTERNATIONAL       4,826,729      4,045,464     19.3
           ATLANTIC            2,076,495      1,865,480     11.3
           LATIN AMERICA       2,292,330      1,891,041     21.2
           PACIFIC               457,904        288,943     58.5

LOAD FACTOR
    SYSTEM                          79.0 %        78.8 %     0.2 Pts
           D.O.T. DOMESTIC          79.8          79.1       0.7
           INTERNATIONAL            77.3          78.0      (0.7)
           ATLANTIC                 89.2          86.4       2.8
           LATIN AMERICA            64.2          68.5      (4.3)
           PACIFIC                  89.1          86.0       3.1

PASSENGERS BOARDED             8,178,981     7,998,746       2.3 %

SYSTEM CARGO TON MILES (000)     186,551       160,889      15.9 %






                            -- more --

American Airlines Reports June Traffic
July 7, 2004
Page 3



              AMERICAN AIRLINES PASSENGER DIVISION
             COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                    EXCLUDES CHARTER SERVICES
                        YEAR-TO-DATE JUNE
                                     2004         2003     CHANGE
REVENUE PASSENGER MILES (000)
    SYSTEM                       63,529,415   57,799,293      9.9 %
              D.O.T. DOMESTIC    43,789,300   41,508,547      5.5
              INTERNATIONAL      19,740,115   16,290,746     21.2
              ATLANTIC            8,487,041    7,230,721     17.4
              LATIN AMERICA       9,211,232    7,692,947     19.7
              PACIFIC             2,041,842    1,367,077     49.4

AVAILABLE SEAT MILES (000)
    SYSTEM                       86,486,210   80,546,345      7.4 %
              D.O.T. DOMESTIC    59,371,958   57,695,494      2.9
              INTERNATIONAL      27,114,251   22,850,851     18.7
              ATLANTIC           10,680,456    9,484,269     12.6
              LATIN AMERICA      13,875,284   11,374,215     22.0
              PACIFIC             2,558,512    1,992,367     28.4

LOAD FACTOR
    SYSTEM                             73.4 %       71.7 %    1.7 Pts
              D.O.T. DOMESTIC          73.7         71.9      1.8
              INTERNATIONAL            72.8         71.2      1.6
              ATLANTIC                 79.4         76.2      3.2
              LATIN AMERICA            66.3         67.6     (1.3)
              PACIFIC                  79.8         68.6     11.2

PASSENGERS BOARDED               45,243,369   43,589,997      3.8 %

SYSTEM CARGO TON MILES (000)      1,087,889      982,977     10.7 %




                                ###

 Current AMR Corp. news releases can be accessed via the Internet.
    http://www.aa.com/content/amrcorp/pressReleases/main.jhtml.